Exhibit 99(e)

                            AMENDED AND RESTATED
                        CHANGE IN CONTROL AGREEMENT
                                 (ENGLISH)

     THIS CHANGE IN CONTROL AGREEMENT (the "Agreement"), is made this 18th day of April, 1995, among GARDEN STATE BANK ("Bank"), a banking corporation organized under the laws of New Jersey with its principal office at West County Line and Bennetts Mills Road, Jackson, New Jersey 08527, GARDEN STATE BANCSHARES, INC. ("GSB"), a New Jersey corporation which maintains its principal office at West County Line and Bennetts Mills Road, Jackson, New Jersey 08527 (GSB and the Bank collectively are the "Company") and Robert English (the "Executive").

                                 BACKGROUND

     WHEREAS, the Executive is employed by the Bank and GSB;

     WHEREAS, the Executive has worked diligently in his position in the business of the Bank and GSB;

     WHEREAS, the Board of Directors of the Bank and GSB believe that the future services of the Executive are of great value to the Bank and GSB and that it is important for the growth and development of the Bank that the Executive continue in his position;

     WHEREAS, if the Company receives any proposal from a third person concerning a possible business combination with, or acquisition of equities securities of, the Company, the Board of Directors of the Company (the "Board") believes it is imperative that the Company and the Board be able to rely upon the Executive to continue in his position, and that they be able to receive and rely upon his advice, if they request it, as to the best interests of the Company and its shareholders, without concern that the Executive might be distracted by the personal uncertainties and risks created by such a proposal;

     WHEREAS, to achieve that goal, and to retain the Executive's services prior to any such activity, the Board of Directors and the Executive have agreed to enter into this Agreement to govern the Executive's termination benefits in the event of a Change in Control of the Company, as hereinafter defined.

     NOW, THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat or occurrence of a bid to take over control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive, each intending to be legally bound hereby agree as follows:

     1.   DEFINITIONS

          a. CAUSE. For purposes of this Agreement "Cause" with respect to the termination by the Company of Executive's employment shall mean (i) willful and continued failure by the Executive to perform his duties for the Company under this Agreement after at least one warning in writing from the Company's Board of Directors identifying specifically any such failure;
(ii) the willful engaging by the Executive in misconduct which causes material injury to the Company as specified in a written notice to the Executive from the Board of Directors; or (iii) conviction of a crime, other than a traffic violation, habitual drunkenness, drug abuse, or excessive absenteeism other than for illness, after a warning (with respect to drunkenness or absenteeism only) in writing from the Board of Directors to refrain from such behavior. No act or failure to act on the part of the Executive shall be considered willful unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.

          b. CHANGE IN CONTROL. "Change in Control" shall mean the occurrence of any of the following events:

               (1) The acquisition of the beneficial ownership of at least 25% of GSB's and/or the Bank's voting securities or all or substantially all of the assets of GSB and/or the Bank by a single person or entity, or a group of affiliated persons or entities acting in concert.

               (2) The merger, consolidation or combination of either GSB or the Bank with an unaffiliated corporation in which the directors of GSB and/or the Bank as applicable immediately prior to such merger, consolidation or combination constitute less than a majority of the board of directors of the surviving, new or combined entity.

               (3) The transfer of all or substantially all of GSB's and/or Bank's assets.

               (4) The election to the board of directors of GSB and/or the Bank during any consecutive three year period of a group of individuals constituting a majority of the board who were not serving as directors of GSB and/or the Bank immediately prior to the consecutive three year period.

          c. TIME OF CHANGE IN CONTROL. For purposes of this Agreement, a Change in Control of the Company shall be deemed to occur on the earlier of:

               (1) The first date on which a single person or entity, or a group of affiliated persons or entities acting in concert, acquire the beneficial ownership of 25% or more of GSB and/or the Bank's voting securities; or

               (2) The date of election of such board members as to constitute a change in the majority of board members during any consecutive three year period; or

               (3) The effective date of any merger, consolidation, combination or sale of assets.

          d. CONTRACT PERIOD. "Contract Period" shall mean the period commencing the day immediately preceding a Change in Control and ending on the earlier of (i) the third anniversary of the Change in Control or (ii) the date the Executive would attain age 65 or (iii) the death of the Executive.

          e. GOOD REASON. When used with reference to a voluntary termination by Executive of his employment with the Company, "Good Reason" shall mean any of the following, if taken without Executive's express written consent:

               (1) The assignment to Executive of any duties inconsistent with, or the reduction of powers or functions associated with, Executive's position, title, duties, responsibilities and status with the Company immediately prior to a Change in Control; any removal of Executive from, or any failure to re-elect Executive to, any position(s) or office(s) Executive held immediately prior to such Change in Control. A change in position, title, duties, responsibilities and status or position(s) or office(s) resulting merely from a merger of the Company into or with another bank or company shall not meet the requirements of this paragraph if, and only if, the Executive's new title and responsibilities are accepted in writing by the Executive, in the sole discretion of the Executive.

               (2) A reduction by the Company in Executive's annual base compensation as in effect immediately prior to a Change in Control or the failure to award Executive annual increases in accordance herewith;

               (3) A failure by the Company to continue any bonus plan in which Executive participated immediately prior to the Change in Control or a failure by the Company to continue Executive as a participant in such plan on at least the same basis as Executive participated in such plan prior to the Change in Control;

               (4) The Company's transfer of Executive to another geographic location outside of New Jersey or more than 25 miles from his present office location, except for required travel on Company's business to an extent substantially consistent with Executive's business travel obligations immediately prior to such Change in Control;

               (5) The failure by the Company to continue in effect any employee benefit plan, program or arrangement (including, without limitation the Company's 401(k) plan, the Company's Employee Stock Ownership Plan, life insurance plan, health and accident plan, disability plan, or stock option plan) in which Executive is participating immediately prior to a Change in Control (except that the Company may institute or continue plans, programs or arrangements providing Executive with substantially similar benefits); the taking of any action by the Company which would adversely affect Executive's participation in or materially reduce Executive's benefits under, any of such plans, programs or arrangements; the failure to continue, or the taking of any action which would deprive Executive, of any material fringe benefit enjoyed by Executive immediately prior to such Change in Control; or the failure by the Company to provide Executive with the number of paid vacation days to which Executive was entitled immediately prior to such Change in Control;

               (6) The failure by the Company to obtain an assumption in writing of the obligations of the Company to perform this Agreement by any successor to the Company and to provide such assumption to the Executive prior to any Change in Control; or

               (7) Any purported termination of Executive's employment by the Company during the term of this Agreement which is not effected pursuant to all of the requirements of this Agreement; and, for purposes of this Agreement, no such purported termination shall be effective.

     2. EMPLOYMENT. The Company hereby agrees to employ the Executive, and the Executive hereby accepts employment, during the Contract Period upon the terms and conditions set forth herein.

     3. POSITION. During the Contract Period the Executive shall be employed as a senior officer of Garden State Bank and/or GSB, or such other corporate or divisional profit center as shall then be the principal successor to the business, assets and properties of the Company, with the same title and the same duties and responsibilities as before the Change in Control. The Executive shall devote his full time and attention to the business of the Company, and shall not during the Contract Period be engaged in any other business activity. This paragraph shall not be construed as preventing the Executive from managing any investments of his which do not require any service on his part in the operation of such investments.

     4. CASH COMPENSATION. The Company shall pay to the Executive compensation for his services during the Contract Period as follows:

          a. BASE COMPENSATION. The base compensation shall be equal to the annual compensation, including both salary and bonus, as were paid to or accrued for the Executive in the 12 months immediately prior to the Change in Control. The annual salary portion of base compensation shall be payable in installments in accordance with the Company's usual payroll method. The bonus shall be payable at the time and in the manner which the Company paid such bonuses prior to the Change in Control. Any increase in the Executive's annual compensation pursuant to paragraph 4(b) below, or otherwise, shall automatically and permanently increase the base compensation.

          b. ANNUAL INCREASE. The Board of Directors of the Company during the Contract Period shall review annually, or at more frequent intervals which the Board determines is appropriate, the Executive's compensation and shall award him additional compensation to reflect the impact of inflation, the Executive's performance, the performance of the Company and competitive compensation levels, all as determined in the discretion of the Board of Directors. Additional compensation may take any form including but not limited to increases in the annual salary, incentive bonuses and/or bonuses not geared to performance. However, in no event shall the percentage increase in annual compensation be less than the annual percentage increase in the Consumer Price Index for Urban Wage
Earners and Clerical Workers (New York and Northern New Jersey   All Items)
during the preceding twelve months.

     5. EXPENSES AND FRINGE BENEFITS. During the Contract Period, the Executive shall be entitled to reimbursement for all business expenses incurred by him with respect to the business of the Company in the same manner and to the same extent as such expenses were previously reimbursed to him immediately prior to the Change in Control. If prior to the Change in Control, the Executive was entitled to the use of an automobile, he shall be entitled to the same use of an automobile at least comparable to the automobile provided to him prior to the Change in Control, and he shall be entitled to vacations and sick days, in accordance with the practices and procedures of the Company, as such existed immediately prior to the Change in Control. During the Contract Period, the Executive also shall be entitled to hospital, health, medical and life insurance, and any other benefits enjoyed, from time to time, by Executive officers of the Company, all upon terms as favorable as those enjoyed by other Executive officers of the Company. Notwithstanding anything in this section to the contrary, if the Company adopts any change in the expenses allowed to, or fringe benefits provided for, Executive officers of the Company, and such policy is uniformly applied to all Executive officers of the Company, and any successor or acquiror of the Company, if any, including the chief Executive officer of such entities, then no such change shall be deemed to be contrary to this section.

     6. TERMINATION FOR CAUSE. The Company shall have the right to terminate the Executive for Cause, upon written notice to him of the termination which notice shall specify the reasons for the termination. In the event of termination for Cause the Executive shall not be entitled to any further benefits under this Agreement.

     7. DISABILITY. During the Contract Period if the Executive becomes permanently disabled, or is unable to perform his duties hereunder for 6 consecutive months in any 18 month period, the Company may terminate the employment of the Executive. In such event, the Executive shall not be entitled to any further benefits under this Agreement other than payments under any disability policy which the Company may obtain for the benefit of senior officers generally.

     8. DEATH BENEFITS. Upon the Executive's death during the Contract Period, the Executive shall be entitled to the benefits of any life insurance policy paid for by the Company but his estate shall not be entitled to any further benefits under this Agreement.

     9. TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON. The Company may terminate the Executive without Cause during the Contract Period by 20 days prior written notice to the Executive, and the Executive may resign for Good Reason during the Contract Period upon four weeks' prior written notice to the Company specifying the Good Reason. If the Company terminates the Executive's employment during the Contract Period without Cause or if the Executive Resigns for Good Reason, the Company shall within 20 business days of the termination of employment pay the Executive a lump sum equal to 1.0 times the annualized salary paid to the Executive immediately prior to the Change in Control (the "Lump Sum Payment"). During the remainder of the Contract Period the Company also shall continue to provide the Executive with and pay for medical and hospital insurance, disability insurance and life insurance, as were provided and paid for at the time of the termination of his employment with the Company. The Company shall also sell to the Executive for a purchase price of $1.00 the automobile, if any, used by the Executive while employed by the Company.

     The Executive shall not have a duty to mitigate the damages suffered by him in connection with the termination by the Company of his employment without Cause or a resignation for Good Reason during the Contract Period. If the Company fails to pay the Executive the Lump Sum Payment or to provide him with the benefits due under this section, the Executive, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company all of his reasonable legal fees and expenses incurred in connection with his enforcement against the Company of the terms of this Agreement. The Company agrees to pay such legal fees and expenses to the Executive on demand. The Executive shall be denied payment of his legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and in bad faith.

     10. RESIGNATION WITHOUT GOOD REASON. The Executive shall be entitled to resign from the employment of the Company at any time during the Contact Period without Good Reason, but upon such resignation the Executive shall not be entitled to any additional compensation for the time after which he ceases to be employed by the Company, and shall not be entitled to any of the other benefits provided hereunder. No such resignation shall be effective unless in writing with four weeks' notice thereof.

     11.  NON-DISCLOSURE OF CONFIDENTIAL INFORMATION.

          a. NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. Except in the course of his employment with the Company and in the pursuit of the business of the Company or any of its subsidiaries or affiliates, the Executive shall not, at any time during or following the Contract Period, disclose or use, any confidential information or proprietary data of the Company or any of its subsidiaries or affiliates. The Executive agrees that, among other things, all information concerning the identity of and the Company's relations with its customers is confidential information.

          b. SPECIFIC PERFORMANCE. Executive agrees that the Company does not have an adequate remedy at law for the breach of this section and agrees that he shall be subject to injunctive relief and equitable remedies as a result of the breach of this section. The invalidity or unenforceability of any provision of this Agreement shall not affect the force and effect of the remaining valid portions.

          c. SURVIVAL. This section shall survive the termination of the Executive's employment hereunder and the expiration of this Agreement.

     12.  TERM AND EFFECT PRIOR TO CHANGE IN CONTROL.

          a. TERM. Except as otherwise provided for hereunder, this Agreement shall commence on the date hereof and shall remain in effect for a period of 3 years from the date hereof (the "Initial Term") or until the end of the Contract Period, whichever is later. The Initial Term shall be automatically extended for an additional one year period on the anniversary date hereof (so that the Initial Term is always 3 years) unless the Board of Directors of GSB, by a majority vote of the Directors then in office votes not to extend the Initial Term. The Executive shall be promptly notified of the passage of such resolution.

          b. NO EFFECT PRIOR TO CHANGE IN CONTROL. This Agreement shall not affect any rights of the Company or the Executive prior to a Change in Control or any rights of the Executive granted in any other agreement, plan or arrangements. The rights, duties and benefits provided hereunder shall only become effective upon a Change in Control. If the employment of the Executive by the Company is terminated for any reason prior to a Change in Control, this Agreement shall thereafter be of no further force and effect.

     13.  CERTAIN REDUCTION OF PAYMENTS BY THE COMPANY.

          a. Anything in this Agreement to the contrary notwithstanding, prior to the payment of any compensation or benefits payable under Section 9 hereof, the certified public accountants of the Company immediately prior to a Change of Control (the "Certified Public Accountants) shall determine as promptly as practical and in any event within 20 business days following the termination of employment of Executive whether any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise) (a "Payment") would more likely than not be nondeductible by the Company for Federal income purposes because of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and if it is then the aggregate present value of amounts payable or distributable to or for the benefit of Executive pursuant to this Agreement (such payments or distributions pursuant to this Agreement are thereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the reduced Amount. For purposes of this paragraph, the "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be nondeductible by the Company because of said Section 280G of the Code.

          b. If under paragraph (a) of this section the Certified Public Accountants determine that any Payment would more likely than not be nondeductible by the Company because of Section 280G of the Code, the Company shall promptly give the Executive notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Executive may then elect, in his sole discretion, which and how much of the Agreement Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Agreement Payments equals the Reduced Amount), and shall advise the Company in writing of his election within 20 business days of his receipt of notice. If no such election is made by the Executive within such 20-day period, the Company may elect which and how much of the Agreement Payments shall be eliminated or reduced (as long as after such election the Aggregate present Value of the Agreement Payments equals the Reduced Amount) and shall notify the Executive promptly of such election. For purposes of this paragraph, present Value shall be determined in accordance with Section 280G(d)(4) of the Code. All determinations made by the Certified Public Accountants shall be binding upon the Company and Executive shall be made within 20
days of a termination of employment of Executive.   The Company may suspend
for a period of up to 30 days after termination of employment the Lump Sum Payment and any other payments or benefits due to the Executive under
Section 9 hereof until the Certified Public Accountants finish the determination and the Executive (or the Company, as the case may be) elect how to reduce the Agreement Payments, if necessary. As promptly as practicable following such determination and the elections hereunder, the Company shall pay to or distribute to or for the benefit of Executive such amounts as are then due to Executive under this Agreement and shall promptly pay to or distribute for the benefit of Executive in the future such amounts as become due to Executive under this Agreement.

          c. As a result of the uncertainty in the application of Section 280G of the Code, it is possible that Agreement Payments may have been made by the Company which should not have been made ("Overpayment") of that additional Agreement Payments which will have not been made by the Company could have been made ("Underpayment"), in each case, consistent with the calculation of the Reduced Amount hereunder. In the event that the Certified Public Accountants, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or Executive which said Certified Public Accountants believe has a high probability of success, determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to Executive which Executive shall repay to the Company together with interest at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code; provided, however, that no amount shall be payable by Executive to the Company in and to the extent such payment would not reduce the amount which is subject to taxation under
Section 4999 of the Code. In the event that the Certified Public Accountants, based upon controlling precedent, determine that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive together with interest at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code.

     14. SEVERANCE COMPENSATION AND BENEFITS NOT IN DEROGATION OF OTHER BENEFITS. Anything to the contrary herein contained notwithstanding, the payment or obligation to pay any monies, or granting of any benefits, rights or privileges to Executive as provided in this Agreement shall not be in lieu or derogation of the rights and privileges that the Executive now has or will have under any plans or programs of the Company, except that the Executive shall not be entitled to the benefits of any other plan or program of the Company expressly providing for severance or termination pay if the Executive is terminated without Cause or resigns for Good Reason after a Change in Control.

     15. MISCELLANEOUS. This Agreement is the joint and several obligation of the Bank and GSB. The terms of this Agreement shall be governed by, and interpreted and construed in accordance with the provisions of, the laws of New Jersey and, to the extent applicable, federal law. This Agreement supersedes all prior agreements and understandings with respect to the matters covered hereby. The amendment or termination of this Agreement may be made only in a writing executed by the Company and the Executive, and no amendment or termination of this Agreement shall be effective unless and until made in such a writing. This Agreement shall be binding upon any successor (whether direct or indirect, by purchase, merge, consolidation, liquidation or otherwise) to all or substantially all of the assets of the Company. This Agreement is personal to the Executive and the Executive may not assign any of his rights or duties hereunder but this Agreement shall be enforceable by the Executive's legal representatives, executors or administrators. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          IN WITNESS WHEREOF, GSB and the Bank each have caused this Agreement to be signed by their duly authorized representatives pursuant to the authority of their Boards of Directors, and the Executive has personally executed this Agreement, all as of the day and year first written above.

ATTEST:                       GARDEN STATE BANCSHARES, INC.

/s/ LISA MacQUAIDE            By: /s/ PETER BOYARIN
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Lisa MacQuaide, Secretary         Peter Boyarin, Chairman

ATTEST:                       GARDEN STATE BANK

/s/ LISA MacQUAIDE            By: /s/ PETER BOYARIN
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Lisa MacQuaide, Secretary         Peter Boyarin, Chairman

WITNESS:

/s/ LISA A. HALPIN            /s/ ROBERT ENGLISH
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                              ROBERT ENGLISH, Executive